Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Year Ended December 31,
	2014	2013
REVENUES:
Timber	$767	$669
Real Estate	289	286
Manufacturing	368	362
Energy and Natural Resources	34	23
Other	18	—
Total Revenues	1,476	1,340

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	555	495
Real Estate	151	110
Manufacturing	322	310
Energy and Natural Resources	10	5
Other	16	—
Total Cost of Goods Sold	1,054	920
Selling, General and Administrative	115	123
Total Costs and Expenses	1,169	1,043

Other Operating Income (Expense), net	15	(2)

Operating Income	322	295

Earnings from Unconsolidated Entities	66	63

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	108	83
Interest Expense (Note Payable to Timberland Venture)	58	58
Total Interest Expense, net	166	141

Loss on Extinguishment of Debt	—	(4)

Income before Income Taxes	222	213

Provision (Benefit) for Income Taxes	8	(1)

Net Income	$214	$214

PER SHARE AMOUNTS:

Net Income per Share – Basic	$1.21	$1.30
Net Income per Share – Diluted	$1.21	$1.30

Weighted-Average Number of Shares Outstanding
– Basic	176.7	164.6
– Diluted	177.0	165.0

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$63	$63
Equity Earnings from Real Estate Development Ventures	3	—
Earnings from Unconsolidated Entities	$66	$63

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended December 31,
	2014	2013
REVENUES:
Timber	$204	$182
Real Estate	120	59
Manufacturing	93	83
Energy and Natural Resources	8	7
Other	3	—
Total Revenues	428	331

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	148	131
Real Estate	76	27
Manufacturing	81	73
Energy and Natural Resources	2	2
Other	2	—
Total Cost of Goods Sold	309	233
Selling, General and Administrative	33	34
Total Costs and Expenses	342	267

Other Operating Income (Expense), net	6	—

Operating Income	92	64

Earnings from Unconsolidated Entities	22	16

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	27	22
Interest Expense (Note Payable to Timberland Venture)	15	15
Total Interest Expense, net	42	37

Loss on Extinguishment of Debt	—	(4)

Income before Income Taxes	72	39

Provision (Benefit) for Income Taxes	4	(1)

Net Income	$68	$40

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.39	$0.24
Net Income per Share – Diluted	$0.39	$0.24

Weighted-Average Number of Shares Outstanding
– Basic	175.9	170.0
– Diluted	176.2	170.4

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$15	$16
Equity Earnings from Real Estate Development Ventures	7	—
Earnings from Unconsolidated Entities	$22	$16

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	December 31, 2014	December 31, 2013
ASSETS
Current Assets:
Cash and Cash Equivalents	$92	$433
Accounts Receivable	38	29
Inventories	61	55
Deferred Tax Asset	6	9
Assets Held for Sale	98	92
Other Current Assets	15	15
	310	633

Timber and Timberlands, net	4,009	4,180
Minerals and Mineral Rights, net	289	298
Property, Plant and Equipment, net	120	118
Equity Investment in Timberland Venture	217	211
Equity Investment in Real Estate Development Ventures	126	139
Deferred Tax Asset	23	17
Investment in Grantor Trusts (at Fair Value)	48	45
Other Assets	45	54
Total Assets	$5,187	$5,695

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$439	$—
Line of Credit	95	467
Accounts Payable	27	24
Interest Payable	22	22
Wages Payable	31	29
Taxes Payable	10	10
Deferred Revenue	23	26
Other Current Liabilities	10	10
	657	588

Long-Term Debt	1,976	2,414
Note Payable to Timberland Venture	783	783
Other Liabilities	100	78
Total Liabilities	3,516	3,863

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 175.9 at December 31, 2014 and 177.0 at December 31, 2013	2	2
Additional Paid-In Capital	2,955	2,942
Retained Earnings (Accumulated Deficit)	(271)	(173)
Treasury Stock, at Cost, Common Shares – 28.3 at December 31, 2014 and 27.0 at December 31, 2013	(992)	(940)
Accumulated Other Comprehensive Income (Loss)	(23)	1
Total Stockholders’ Equity	1,671	1,832
Total Liabilities and Stockholders’ Equity	$5,187	$5,695

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Year Ended December 31,
(In Millions)	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$214	$214
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $2 MDF Fire Impairment Loss in 2014 and $4 Loss Related to Forest Fires in 2013)	138	119
Basis of Real Estate Sold	129	91
Earnings from Unconsolidated Entities	(66)	(63)
Distributions from Timberland Venture	57	56
Distributions from Real Estate Development Ventures	2	—
Deferred Income Taxes	4	(3)
Loss on Extinguishment of Debt	—	4
Timber Deed Acquired	—	(18)
Pension Plan Contributions	(9)	—
Working Capital Changes	(11)	(17)
Other	(1)	21
Net Cash Provided By (Used In) Operating Activities	457	404

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $12 MDF Replacement Capital in 2014)	(89)	(71)
Timberlands Acquired	—	(81)
Minerals and Mineral Rights Acquired	—	(156)
Contributions to Real Estate Development Ventures	(9)	—
Distributions from Real Estate Development Ventures	23	—
Insurance Recoveries (Property Damage)	10	—
Payment for Acquisition of MeadWestvaco ("MWV") Timberland Assets, net	—	(221)
Purchases of Marketable Securities	(1)	—
Other	1	—
Net Cash Provided By (Used In) Investing Activities	(65)	(529)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(312)	(290)
Borrowings on Line of Credit	1,307	1,771
Repayments on Line of Credit	(1,679)	(1,408)
Debt Issuance Costs	—	(1)
Principal Payments and Retirement of Long-Term Debt	—	(513)
Proceeds from Stock Option Exercises	3	37
Acquisition of Treasury Stock	(52)	(2)
Proceeds from Issuance of Common Stock, net	—	607
Other	—	1
Net Cash Provided By (Used In) Financing Activities	(733)	202

Increase (Decrease) In Cash and Cash Equivalents	(341)	77
Cash and Cash Equivalents:
Beginning of Period	433	356

End of Period	$92	$433

NON-CASH INVESTING AND FINANCING ACTIVITIES NOT REFLECTED ABOVE:
Issuance of Note Payable to MWV as Consideration for Timberland Assets Acquired	$—	$860

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended December 31,
(In Millions)	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$68	$40
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	37	33
Basis of Real Estate Sold	69	22
Earnings from Unconsolidated Entities	(22)	(16)
Distributions from Real Estate Development Ventures	2	—
Deferred Income Taxes	2	(2)
Loss on Extinguishment of Debt	—	4
Pension Plan Contributions	(9)	—
Working Capital Changes	(15)	(5)
Other	3	8
Net Cash Provided By (Used In) Operating Activities	135	84

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $3 MDF Fire Replacement Capital in 2014)	(24)	(20)
Timberlands Acquired	—	(1)
Distributions from Real Estate Development Ventures	18	—
Insurance Recoveries (Property Damage)	7	—
Payment for Acquisition of MeadWestvaco ("MWV") Timberland Assets, net	—	(221)
Purchases of Marketable Securities	(1)	—
Other	1	—
Net Cash Provided By (Used In) Investing Activities	1	(242)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(78)	(78)
Borrowings on Line of Credit	322	520
Repayments on Line of Credit	(379)	(560)
Debt Issuance Costs	—	(1)
Principal Payments and Retirement of Long-Term Debt	—	(339)
Proceeds from Stock Option Exercises	1	2
Proceeds from Issuance of Common Stock	—	607
Other	—	1
Net Cash Provided By (Used In) Financing Activities	(134)	152

Increase (Decrease) In Cash and Cash Equivalents	2	(6)
Cash and Cash Equivalents:
Beginning of Period	90	439

End of Period	$92	$433

NON-CASH INVESTING AND FINANCING ACTIVITIES NOT REFLECTED ABOVE:
Issuance of Note Payable to MWV as Consideration for Timberland Assets Acquired	$—	$860

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Year Ended December 31,
(In Millions)	2014	2013
Revenues:
Northern Resources	$264	$260
Southern Resources	531	435
Real Estate	289	286
Manufacturing	368	362
Energy and Natural Resources	34	23
Other	18	—
Eliminations	(28)	(26)
Total Revenues	$1,476	$1,340

Operating Income (Loss):
Northern Resources	$44	$32
Southern Resources	137	108
Real Estate	133	169
Manufacturing (A)	49	43
Energy and Natural Resources (B)	25	19
Other (C)	2	—
Other Costs and Eliminations, net (D)	(65)	(76)
Total Operating Income	$325	$295

Adjusted EBITDA by Segment: (E)
Northern Resources	$72	$62
Southern Resources	219	173
Real Estate	263	261
Manufacturing	65	59
Energy and Natural Resources	33	22
Other	17	—
Other Costs and Eliminations, net	(64)	(75)
Total	$605	$502
(A) During the second quarter of 2014, we experienced a fire at our MDF facility and recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. During 2014, we also recorded a $13 million gain related to insurance recoveries that we received. Insurance recoveries were $10 million for the costs incurred during 2014 to rebuild or replace the damaged building and equipment and $3 million for business interruption costs. Substantially all of the costs incurred to rebuild or replace the damaged building and equipment were capitalized during 2014. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.
(B) During the fourth quarter of 2014, the company agreed to terminate a land lease for consideration of $2 million from the lessor. The land lease had been accounted for as an operating lease. The $2 million consideration is reported as Other Operating Gain/(Loss) in our Energy and Natural Resources Segment as it was primarily for the release of mineral rights and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.
(C) For Segment reporting, Equity Earnings from Real Estate Development Ventures of $3 million is included in Operating Income (Loss) for the Other Segment.
(D) During 2013, the company recorded a loss of $5 million related to the early termination of an equipment lease. The lease was accounted for as an operating lease. This amount is reported as an operating loss in Other Costs and Eliminations, net and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.
(E) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended December 31,
(In Millions)	2014	2013
Revenues:
Northern Resources	$66	$66
Southern Resources	145	122
Real Estate	120	59
Manufacturing	93	83
Energy and Natural Resources	8	7
Other	3	—
Eliminations	(7)	(6)
Total Revenues	$428	$331

Operating Income (Loss):
Northern Resources	$10	$8
Southern Resources	38	34
Real Estate	42	31
Manufacturing (A)	14	8
Energy and Natural Resources (B)	7	5
Other (C)	7	—
Other Costs and Eliminations, net	(19)	(22)
Total Operating Income	$99	$64

Adjusted EBITDA by Segment: (D)
Northern Resources	$17	$15
Southern Resources	61	54
Real Estate	111	53
Manufacturing	18	12
Energy and Natural Resources	9	6
Other	19	—
Other Costs and Eliminations, net	(19)	(22)
Total	$216	$118
(A) During the second quarter of 2014, we experienced a fire at our MDF facility and recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. During the fourth quarter of 2014, we also recorded a $4 million gain related to insurance recoveries that we received. During the fourth quarter of 2014, insurance recoveries were $1 million for the costs incurred to rebuild or replace the damaged building and equipment and $3 million for business interruption costs. Substantially all of the costs incurred to rebuild or replace the damaged building and equipment were capitalized during 2014. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.
(B) During the fourth quarter of 2014, the company agreed to terminate a land lease for consideration of $2 million from the lessor. The land lease had been accounted for as an operating lease. The $2 million consideration is reported as Other Operating Gain/(Loss) in our Energy and Natural Resources Segment as it was primarily for the release of mineral rights and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.
(C) For Segment reporting, Equity Earnings from Real Estate Development Ventures of $7 million is included in Operating Income (Loss) for the Other Segment.
(D) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

Plum Creek Timber Company, Inc
Selected Operating Statistics
(Unaudited)

		2014
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$22	$22	$22	$23	$22
Pulpwood	$/Ton Stumpage	$12	$12	$12	$13	$12
Northern Resources
Sawlog	$/Ton Delivered	$86	$83	$86	$86	$85
Pulpwood	$/Ton Delivered	$43	$41	$46	$45	$44

Lumber (1)	$/MBF	$573	$594	$579	$556	$576
Plywood (1)	$/MSF	$451	$468	$498	$507	$483
Fiberboard (1)	$/MSF	$678	$675	$677	$673	$676

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,550	1,619	1,644	1,657	6,470
Pulpwood	1,000 Tons	2,054	2,159	2,395	2,675	9,283
Total Harvest		3,604	3,778	4,039	4,332	15,753
Northern Resources
Sawlog	1,000 Tons	667	499	595	549	2,310
Pulpwood	1,000 Tons	470	248	430	427	1,575
Total Harvest		1,137	747	1,025	976	3,885

Lumber	MBF	37,703	39,697	40,445	36,020	153,865
Plywood	MSF	39,188	37,620	46,693	43,323	166,824
Fiberboard	MSF	50,681	54,831	48,810	49,704	204,026

		2013
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$21	$21	$22	$22	$22
Pulpwood	$/Ton Stumpage	$11	$11	$11	$12	$11
Northern Resources
Sawlog	$/Ton Delivered	$77	$79	$79	$81	$79
Pulpwood	$/Ton Delivered	$43	$42	$43	$43	$43

Lumber (1)	$/MBF	$568	$544	$498	$536	$534
Plywood (1)	$/MSF	$462	$464	$457	$450	$458
Fiberboard (1)	$/MSF	$639	$668	$680	$672	$665

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,339	1,276	1,544	1,733	5,892
Pulpwood	1,000 Tons	1,771	1,688	1,952	2,153	7,564
Total Harvest		3,110	2,964	3,496	3,886	13,456
Northern Resources
Sawlog	1,000 Tons	704	581	636	566	2,487
Pulpwood	1,000 Tons	414	209	387	401	1,411
Total Harvest		1,118	790	1,023	967	3,898

Lumber	MBF	30,535	36,770	40,622	37,990	145,917
Plywood	MSF	46,905	48,364	46,709	45,164	187,142
Fiberboard	MSF	52,329	60,273	54,795	46,250	213,647

(1) Represents prices at mill level.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Land Sale Statistics
(Unaudited)

	2014
	1st Qtr	2nd Qtr (1)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	3,035	23,640	3,245	545	30,465
Large Non-strategic (2)	—	—	—	22,920	22,920
Conservation (3)	3,415	11,875	2,455	48,270	66,015
HBU/Recreation	4,125	31,530	25,775	3,185	64,615
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	10,575	67,045	31,475	74,920	184,015
Price per Acre
Small Non-strategic	$1,325	$790	$1,030	$1,300	$880
Large Non-strategic	$—	$—	$—	$2,845	$2,845
Conservation	$1,685	$635	$1,230	$950	$945
HBU/Recreation	$2,200	$1,485	$2,445	$2,545	$1,965
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$340	$300	$—	$—	$320

Revenue, ($ millions)
Small Non-strategic	$4	$19	$3	$1	$27
Large Non-strategic	$—	$—	$—	$65	$65
Conservation	$6	$8	$3	$46	$63
HBU/Recreation	$9	$46	$63	$8	$126
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$4	$4	$—	$—	$8
	$23	$77	$69	$120	$289

Basis of Real Estate Sold (4)	$6	$25	$29	$69	$129
	2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	5,685	17,130	17,300	3,985	44,100
Large Non-strategic (2)	36,000	—	15,370	—	51,370
Conservation	970	17,525	1,385	6,125	26,005
HBU/Recreation	7,595	9,825	9,455	20,095	46,970
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	50,250	44,480	43,510	30,205	168,445
Price per Acre
Small Non-strategic	$1,230	$1,185	$1,280	$1,290	$1,235
Large Non-strategic	$1,475	$—	$3,415	$—	$2,050
Conservation	$2,580	$835	$1,920	$1,015	$1,000
HBU/Recreation	$2,015	$1,925	$1,925	$2,100	$2,010
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$600	$600

Revenue, ($ millions)
Small Non-strategic	$7	$20	$22	$5	$54
Large Non-strategic	$53	$—	$53	$—	$106
Conservation	$3	$14	$3	$6	$26
HBU/Recreation	$15	$19	$18	$43	$95
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$5	$5
	$78	$53	$96	$59	$286

Basis of Real Estate Sold (4)	$25	$17	$26	$22	$90

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the second quarter of 2014, the company sold approximately 49,400 acres in Wisconsin for $45.3 million. The transaction consisted of approximately 22,400 acres of HBU/ Recreation property with an estimated value of $28.7 million, approximately 17,000 acres of Small Non-strategic property with an estimated value of $11.6 million and approximately 10,000 acres of Conservation property with an estimated value of $5.0 million.

(2) During the fourth quarter of 2014, the company sold 15,185 acres of Large Non-strategic lands located in Alabama for $36.2 million and 7,735 acres of Large Non-strategic lands located in Oregon for $29.0 million. During the third quarter of 2013, the company sold 15,370 acres of Large Non-strategic lands located in Oregon for $52.5 million. During the first quarter of 2013, the company sold 36,000 acres of Large Non-strategic lands located in Texas and Oklahoma for $52.7 million.

(3) During the fourth quarter of 2014, the company sold 47,800 acres in Washington for $45.6 million.

(4) Includes $50 million in the fourth quarter of 2014 for a 47,800 acre sale located in Washington, $4 million in the fourth quarter of 2014 for a 7,735 acre sale located in Oregon and $11.5 million in the fourth quarter of 2014 for a 15,185 Large Non-strategic sale located in Alabama. Includes $12 million in the second quarter of 2014 for a 49,400 acre sale located in Wisconsin, $9 million in the third quarter of 2013 for a 15,370 acre Large Non-Strategic sale located in Oregon and $18 million in the first quarter of 2013 from a 36,000 acre Large Non-strategic sale located in Texas and Oklahoma.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Debt Maturities Schedule
December 31, 2014
(Unaudited)

	Borrowings
(In Millions)	Principal	Interest Rate
Annual Maturities through 2017:
2015	$439	5.875%

Exhibit 99.2

Plum Creek Timber Company, Inc.
Acreage Ownership by State
December 31, 2014
(Unaudited)

Alabama	138,000
Arkansas	711,000
Florida	415,000
Georgia	792,000
Louisiana	399,000
Maine	861,000
Michigan	571,000
Mississippi	575,000
Montana	888,000
New Hampshire	24,000
North Carolina	4,000
Oregon	338,000
South Carolina	338,000
Texas	2,000
Vermont	86,000
Virgina	126,000
Washington	31,000
West Virginia	257,000
Wisconsin	11,000
Total	6,567,000

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
MEDIUM DENSITY FIBERBOARD ("MDF") FACILITY FIRE - OPERATING RESULTS IMPACT
December 31, 2014
(UNAUDITED)

On June 10, 2014, we experienced a fire at our MDF facility. Production at the facility resumed on July 10, 2014. The schedule below details the components that impacted operating income in each quarter of 2014 and for the full year.

	2014
(In Millions)	2nd Qtr	3rd Qtr	4th Qtr	Total
Impacts on Operating Results:
Foregone MDF Income	$(4)	$—	$—	$(4)
Business Interruption Recoveries(1)	$—	$—	$3	$3
Loss on Property, Plant and Equipment	$(2)	$—	$—	$(2)
Property Insurance Recoveries(1)	$4	$5	$1	$10
Net Impact on Manufacturing Operating Income	$(2)	$5	$4	$7
Impact on Net Income	$(1)	$3	$2	$4
Impact on Diluted EPS	$(0.01)	$0.02	$0.01	$0.02

(1) The insurance recoveries reflect the impact of our cumulative $1 million deductible. Business interruption recoveries of $3 million were recorded in the fourth quarter when the cash payment was received. Property insurance recoveries were recorded during the year as repair expenditures were incurred by the company. As of December 31, 2014, $13 million of cash payments from insurance recoveries have been received.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Reconciliation of GAAP Net Income to Adjusted Net Income Excluding
Items Related to the Acquisition of Timberland Assets from MWV
December 31, 2013
(Unaudited)

The following table reconciles the company's reported GAAP net income and earnings per diluted share (EPS) during the quarterly and twelve month periods ended December 31, 2013 to adjusted amounts:

	Year Ended December 31, 2013		Quarter Ended December 31, 2013
(In Millions, Except Per Share Amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
Reported GAAP Net Income	$214	$1.30	$40	$0.24

Loss Related to Forest Fires (A)	4	0.02	—	—

MWV Acquisition Adjustments
Loss on Extinguishment of Debt (B)	4	0.03	4	0.02
Transaction Expenses (C)	5	0.03	5	0.03
Increased Interest Expense, Net (D)	3	0.02	3	0.02

Non-GAAP Adjusted Net Income and Per-Share Amounts (E)	$230	$1.39	$52	$0.31

(A) During the third quarter of 2013, the company's Northern Resources Segment recognized a $4 million loss, representing the book basis of timber volume destroyed as a result of forest fires in Montana and Oregon.

(B) Consists primarily of prepayment penalties and premiums related to early debt repayments reported as Loss on Extinguishment of Debt in the Consolidated Statements of Income.

(C) Includes closing costs and acquisition expenses reported in Selling, General and Administrative Expense in the Consolidated Statements of Income.

(D) Includes additional Interest Expense related to the $860 million Installment Note Payable, partially offset by the impact of early debt repayments.

(E) Diluted per share amounts are computed independently for each caption presented. Therefore, the sum of the per share components from the table above may not equal the per share amount presented.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding Equity Earnings from the Timberland Venture, and before interest expense (including any gains or losses from extinguishment of debt), taxes, depreciation, depletion, amortization, and basis in real estate sold. In addition to including Equity Earnings from Real Estate Development Ventures in Adjusted EBITDA, we also include, as an add back to Operating Income for the Other Segment, our proportional share of depreciation, depletion, amortization, and basis in real estate sold from this equity method investment. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in lands sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Year Ended December 31, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$44	$28	$—	$72
Southern Resources	137	82	—	219
Real Estate	133	1	129	263
Manufacturing	49	16	—	65
Energy and Natural Resources	25	8	—	33
Other	2	2	13	17
Other Costs and Eliminations	(67)	1	—	(66)
Other Unallocated Operating Income (Expense), net	2	—	—	2
Total	$325	$138	$142	$605

Reconciliation to Net Income(2)
Equity Earnings from Timberland Venture	63
Interest Expense	(166)
(Provision) Benefit for Income Taxes	(8)
Net Income	$214

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$457
Interest Expense				166
Amortization of Debt Costs				(2)
Provision / (Benefit) for Income Taxes				8
Distributions from Timberland Venture				(57)
Distributions from Real Estate Development Ventures				(2)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				18
Deferred Income Taxes				(4)
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				9
Working Capital Changes				11
Other				1
Adjusted EBITDA				$605

(1) Includes Equity Earnings from Real Estate Development Ventures ($3 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($2 million), and basis in real estate sold ($13 million) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Year Ended December 31, 2013

	Operating Income	Depreciation, Depletion and Amortization (1)	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$32	$30	$—	$62
Southern Resources	108	65	—	173
Real Estate	169	1	91	261
Manufacturing	43	16	—	59
Energy and Natural Resources	19	3	—	22
Other	—	—	—	—
Other Costs and Eliminations	(73)	1	—	(72)
Other Unallocated Operating Income (Expense), net	(3)	—	—	(3)
Total	$295	$116	$91	$502

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	63
Interest Expense	(141)
Gain (Loss) on Extinguishment of Debt	(4)
(Provision) Benefit for Income Taxes	1
Net Income	$214

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$404
Interest Expense				141
Amortization of Debt Costs				(3)
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				(56)
Distributions from Real Estate Development Ventures				—
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				—
Deferred Income Taxes				3
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				18
Pension Plan Contributions				—
Working Capital Changes				17
Other				(21)
Adjusted EBITDA				$502

(1) Includes a $4 million loss due to forest fire damages in the Northern Resources Segment.

(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended December 31, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$10	$7	$—	$17
Southern Resources	38	23	—	61
Real Estate	42	—	69	111
Manufacturing	14	4	—	18
Energy and Natural Resources	7	2	—	9
Other	7	1	11	19
Other Costs and Eliminations	(19)	—	—	(19)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$99	$37	$80	$216

Reconciliation to Net Income(2)
Equity Earnings from Timberland Venture	15
Interest Expense	(42)
(Provision) Benefit for Income Taxes	(4)
Net Income	$68

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$135
Interest Expense				42
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				4
Distributions from Timberland Venture				—
Distributions from Real Estate Development Ventures				(2)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				19
Deferred Income Taxes				(2)
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				9
Working Capital Changes				15
Other				(3)
Adjusted EBITDA				$216

(1) Includes Equity Earnings from Real Estate Development Ventures ($7 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($1 million), and basis in real estate sold ($11 million) from this equity method investment.

(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended December 31, 2013

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$8	$7	$—	$15
Southern Resources	34	20	—	54
Real Estate	31	—	22	53
Manufacturing	8	4	—	12
Energy and Natural Resources	5	1	—	6
Other	—	—	—	—
Other Costs and Eliminations	(22)	—	—	(22)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$64	$32	$22	$118

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	16
Interest Expense	(37)
Gain (Loss) on Extinguishment of Debt	(4)
(Provision) Benefit for Income Taxes	1
Net Income	$40

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$84
Interest Expense				37
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				—
Distributions from Real Estate Development Ventures				—
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				—
Deferred Income Taxes				2
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				5
Other				(8)
Adjusted EBITDA				$118

(1) Includes reconciling items not allocated to segments for financial reporting purposes.